Exhibit 99.1

Contact:	Dennis Story	Cameron Smith
	Chief Financial Officer	Director, Corporate Communications
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6841
	dstory@manh.com	camsmith@manh.com

Manhattan Associates Reports Record Third Quarter 2014 Revenue and Earnings

Company raises full-year revenue and EPS guidance

ATLANTA – October 21, 2014 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the third quarter ended September 30, 2014 of $0.32 compared to $0.26 in Q3 2013, on license revenue of $16.9 million and record total revenue of $125.6 million. GAAP diluted earnings per share for Q3 2014 was $0.30 compared to $0.25 in Q3 2013.

“We’re very pleased with our third quarter performance in a generally tepid macro environment. We continue to execute well serving our customers and delivering strong financial performance,” said Eddie Capel, Manhattan Associates president and CEO. “Demand for our omni-channel and distribution management solutions remains solid and we continue to innovate and strive to enhance our market position. Our outlook for the balance of 2014 and the future is quite positive.”

THIRD QUARTER 2014 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.32 in Q3 2014, compared to $0.26 in Q3 2013.

•	GAAP diluted earnings per share was $0.30 in Q3 2014, compared to $0.25 in Q3 2013.

•	Consolidated total revenue was $125.6 million in Q3 2014, compared to $107.8 million in Q3 2013. License revenue was $16.9 million in Q3 2014, compared to $14.8 million in Q3 2013.

•	Adjusted operating income, a non-GAAP measure, was $37.9 million in Q3 2014, compared to $32.0 million in Q3 2013.

•	GAAP operating income was $35.5 million in Q3 2014, compared to $30.8 million in Q3 2013.

•	Cash flow from operations was $32.7 million in both Q3 2014 and Q3 2013. Days Sales Outstanding was 64 days at September 30, 2014 and June 30, 2014.

•	Cash and investments at September 30, 2014 was $111.5 million, compared to $101.4 million at June 30, 2014.

•	During the three months ended September 30, 2014, the Company repurchased 503,434 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $15.1 million. In October 2014, the Board of Directors approved raising the Company’s share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

NINE MONTH 2014 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.87 for the nine months ended September 30, 2014, compared to $0.69 for the nine months ended September 30, 2013.

•	GAAP diluted earnings per share for the nine months ended September 30, 2014 was $0.81, compared to $0.65 for the nine months ended September 30, 2013.

•	Consolidated revenue for the nine months ended September 30, 2014 was $361.7 million, compared to $306.9 million for the nine months ended September 30, 2013. License revenue was $52.0 million for the nine months ended September 30, 2014, compared to $45.1 million for the nine months ended September 30, 2013.

•	Adjusted operating income, a non-GAAP measure, was $105.1 million for the nine months ended September 30, 2014, compared to $81.9 million for the nine months ended September 30, 2013.

•	GAAP operating income was $98.1 million for the nine months ended September 30, 2014, compared to $76.6 million for the nine months ended September 30, 2013.

•	Cash flow from operations was $53.7 million in the nine months ended September 30, 2014, compared to $66.4 million in the nine months ended September 30, 2013.

•	During the nine months ended September 30, 2014, the Company repurchased 1,980,470 shares of Manhattan Associates common stock for a total investment of $65.7 million.

SALES ACHIEVEMENTS:

•	Four contracts of $1.0 million or more in recognized license revenue during the third quarter of 2014.

•	Completing software license wins with new customers such as: Brent Redmond Transportation, Citizen Watch of America, Corporativo La Moderna, E.Land Group, Frito Lay Manufacturing, Groupe Robert, Suzhou Hengding Logistics, VBM Retail, and Vida Panama Zona Libre.

•	Expanding relationships with existing customers such as: Alliance Healthcare, Big Lots Stores, Cardinal Health, Central Retail Corporation, Chico’s® Retail Services, Cotton On, DENSO Europe, e-Store Logistics, Federal-Mogul, Forever Direct, GENCO Distribution, Giant Tiger Stores, Gregg Distributors, Hillman Group, Holiday Classic, Hot Topic, Integracolor, Kapal Api, Mitsubishi Fuso Truck and Bus, Mothercare, MWI Veterinary Supply, My Chemist, Nalsani S.A., Northern Safety Company, O’Key, Origin Enterprises, Performance Team Freight Systems, Redmart, Sodimac Colombia, Stella & Dot, Super Retail Group, Thai Beverage Logistics, The Men’s Wearhouse, and We Pak Logistics.

2014 GUIDANCE

Manhattan Associates provides the following updated revenue and diluted earnings per share guidance for the full year 2014:

	Guidance Range - 2014 Full Year
($’s in millions, except EPS)	$ Range		% Growth Range
Total revenue - current guidance	$479	$481	16%	16%
Total revenue - previous guidance	$472	$477	14%	15%
Diluted earnings per share (EPS):
Adjusted EPS(1) - current guidance	$1.13	$1.15	23%	25%
GAAP EPS - current guidance	$1.06	$1.08	23%	26%
Adjusted EPS(1) - previous guidance	$1.10	$1.12	20%	22%
GAAP EPS - previous guidance	$1.03	$1.05	20%	22%

(1)	Adjusted EPS is a Non-GAAP measure which excludes the impact of equity-based compensation

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward-looking. Actual results may differ materially, especially in the current uncertain economic environment. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on December 15, 2014, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2014 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, speaking only as of or prior to the Quiet Period, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the first full week of February 2015.

CONFERENCE CALL

The Company’s conference call regarding its third quarter financial results will be held today, October 21, 2014, at 4:30 p.m. Eastern Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates’ website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 10541757 or via the web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ fourth quarter 2014 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or an alternative to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and nine months ended September 30, 2014.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates brings companies closer to their customers. We design, build and deliver market-leading Supply Chain Commerce Solutions that drive top line growth by converging front-end sales with back-end supply chain execution and efficiency. Our software, platform technology and unmatched experience help our customers around the world adapt to the challenges of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include the information set forth under “2014 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, and the additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(unaudited)
Revenue:
Software license	$16,945	$14,768	$52,041	$45,149
Services	98,518	85,025	278,950	238,115
Hardware and other	10,145	8,009	30,710	23,655

Total revenue	125,608	107,802	361,701	306,919
Costs and expenses:
Cost of license	1,679	2,445	5,140	6,160
Cost of services	43,689	35,835	123,606	105,939
Cost of hardware and other	8,496	6,812	25,240	20,049
Research and development	12,236	10,906	35,906	33,414
Sales and marketing	11,476	9,863	36,344	33,185
General and administrative	10,856	9,755	32,761	27,195
Depreciation and amortization	1,675	1,414	4,652	4,357

Total costs and expenses	90,107	77,030	263,649	230,299

Operating income	35,501	30,772	98,052	76,620
Other (loss) income, net	(55)	546	24	1,940

Income before income taxes	35,446	31,318	98,076	78,560
Income tax provision	13,106	11,630	36,430	28,110

Net income	$22,340	$19,688	$61,646	$50,450

Basic earnings per share	$0.30	$0.26	$0.82	$0.66
Diluted earnings per share	$0.30	$0.25	$0.81	$0.65
Weighted average number of shares:
Basic	74,687	76,452	75,255	76,880
Diluted	75,466	77,552	76,104	78,104

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Operating income	$35,501	$30,772	$98,052	$76,620
Equity-based compensation (b)	2,297	1,209	6,967	5,249
Purchase amortization (c)	58	2	59	5

Adjusted operating income (Non-GAAP)	$37,856	$31,983	$105,078	$81,874

Income tax provision	$13,106	$11,630	$36,430	$28,110
Equity-based compensation (b)	852	451	2,585	1,873
Purchase amortization (c)	22	1	22	2

Adjusted income tax provision (Non-GAAP)	$13,980	$12,082	$39,037	$29,985

Net income	$22,340	$19,688	$61,646	$50,450
Equity-based compensation (b)	1,445	758	4,382	3,376
Purchase amortization (c)	36	1	37	3

Adjusted net income (Non-GAAP)	$23,821	$20,447	$66,065	$53,829

Diluted EPS (a)	$0.30	$0.25	$0.81	$0.65
Equity-based compensation (a,b)	0.02	0.01	0.06	0.04
Purchase amortization (a,c)	—	—	—	—

Adjusted diluted EPS (Non-GAAP) (a)	$0.32	$0.26	$0.87	$0.69

Fully diluted shares (a)	75,466	77,552	76,104	78,104

(a)	On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.
(b)	Adjusted results exclude all equity-based compensation, to facilitate comparison with our competitors and peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Cost of services	$441	$303	$1,288	$881
Research and development	374	281	1,133	836
Sales and marketing	389	(436)	1,094	611
General and administrative	1,093	1,061	3,452	2,921

Total equity-based compensation	$2,297	$1,209	$6,967	$5,249

(c)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is excluded from adjusted results to facilitate comparison with our competitors and peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$101,116	$124,375
Short term investments	10,406	8,581
Accounts receivable, net of allowance of $3,810 and $3,156 in 2014 and 2013, respectively	87,998	71,136
Deferred income taxes	7,382	7,300
Prepaid expenses and other current assets	9,964	7,346

Total current assets	216,866	218,738
Property and equipment, net	16,370	14,342
Goodwill, net	62,257	62,272
Deferred income taxes	426	427
Acquisition-related intangible assets, net	2,907	—
Other assets	5,790	2,049

Total assets	$304,616	$297,828

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,219	$11,555
Accrued compensation and benefits	22,656	19,465
Accrued and other liabilities	11,218	12,225
Deferred revenue	57,928	53,812
Income taxes payable	4,802	7,131

Total current liabilities	106,823	104,188
Other non-current liabilities	13,311	12,054
Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2014 and 2013	—	—
Common stock, $0.01 par value; 200,000,000 shares and 100,000,000 shares authorized at September 30, 2014 and December 31, 2013, respectively; 74,642,744 and 76,374,180 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	746	764
Retained earnings	191,937	188,604
Accumulated other comprehensive loss	(8,201)	(7,782)

Total shareholders’ equity	184,482	181,586

Total liabilities and shareholders’ equity	$304,616	$297,828

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2014	2013
	(unaudited)
Operating activities:
Net income	$61,646	$50,450
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,652	4,357
Equity-based compensation	6,967	5,249
(Gain) loss on disposal of equipment	(23)	32
Tax benefit of stock awards exercised/vested	7,395	6,301
Excess tax benefits from equity-based compensation	(7,359)	(6,005)
Deferred income taxes	122	1,448
Unrealized foreign currency (gain) loss	(36)	56
Changes in operating assets and liabilities:
Accounts receivable, net	(17,147)	(6,313)
Other assets	(6,408)	1,472
Accounts payable, accrued and other liabilities	1,564	(4,602)
Income taxes	(2,442)	6,906
Deferred revenue	4,786	7,035

Net cash provided by operating activities	53,717	66,386

Investing activities:
Purchase of property and equipment	(6,676)	(3,201)
Net purchases of investments	(1,849)	(2,254)
Payment in connection with acquisition	(2,773)	—

Net cash used in investing activities	(11,298)	(5,455)

Financing activities:
Purchase of common stock	(73,706)	(48,715)
Proceeds from issuance of common stock from options exercised	1,014	5,369
Excess tax benefits from equity-based compensation	7,359	6,005

Net cash used in financing activities	(65,333)	(37,341)

Foreign currency impact on cash	(345)	(2,090)

Net change in cash and cash equivalents	(23,259)	21,500
Cash and cash equivalents at beginning of period	124,375	96,737

Cash and cash equivalents at end of period	$101,116	$118,237

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

On December 19, 2013, our Board of Directors approved a four-for-one stock split of the Company’s Common Stock, effected in the form of a stock dividend. All references made to shares or per share amounts have been restated to reflect the effect of this four-for-one stock split for all periods presented.

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
GAAP Diluted EPS	$0.17	$0.22	$0.25	$0.22	$0.86	$0.24	$0.27	$0.30	$0.81
Adjustments to GAAP:
Equity-based compensation	0.02	0.02	0.01	0.02	0.06	0.02	0.02	0.02	0.06
Purchase amortization	—	—	—	—	—	—	—	—	—

Adjusted Diluted EPS	$0.19	$0.24	$0.26	$0.24	$0.92	$0.26	$0.29	$0.32	$0.87
Fully Diluted Shares	78,740	78,036	77,552	77,256	77,932	76,795	76,037	75,466	76,104

2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue:
Americas	$79,820	$83,600	$87,977	$86,947	$338,344	$91,355	$98,633	$103,419	$293,407
EMEA	11,431	11,964	12,686	14,333	50,414	15,679	15,911	14,253	45,843
APAC	5,350	6,952	7,139	6,319	25,760	6,529	7,986	7,936	22,451

	$96,601	$102,516	$107,802	$107,599	$414,518	$113,563	$122,530	$125,608	$361,701

GAAP Operating Income:
Americas	$16,964	$21,256	$25,613	$19,618	$83,451	$24,133	$25,127	$28,750	$78,010
EMEA	1,753	2,736	2,633	3,166	10,288	4,058	4,239	3,617	11,914
APAC	944	2,195	2,526	1,883	7,548	1,860	3,134	3,134	8,128

	$19,661	$26,187	$30,772	$24,667	$101,287	$30,051	$32,500	$35,501	$98,052

Adjustments (pre-tax):
Americas:
Equity-based compensation	$1,907	$2,133	$1,209	$2,076	$7,325	$2,274	$2,396	$2,297	$6,967
Purchase amortization	2	1	2	1	6	1	—	58	59

	$1,909	$2,134	$1,211	$2,077	$7,331	$2,275	$2,396	$2,355	$7,026

Adjusted non-GAAP Operating Income:
Americas	$18,873	$23,390	$26,824	$21,695	$90,782	$26,408	$27,523	$31,105	$85,036
EMEA	1,753	2,736	2,633	3,166	10,288	4,058	4,239	3,617	11,914
APAC	944	2,195	2,526	1,883	7,548	1,860	3,134	3,134	8,128

	$21,570	$28,321	$31,983	$26,744	$108,618	$32,326	$34,896	$37,856	$105,078

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Professional services	$49,151	$52,492	$57,690	$51,490	210,823	$59,422	$65,702	$69,398	194,522
Customer support and software enhancements	25,736	25,711	27,335	26,296	105,078	27,491	27,817	29,120	84,428

Total services revenue	$74,887	$78,203	$85,025	$77,786	$315,901	$86,913	$93,519	$98,518	$278,950

4.	Hardware and other revenue includes the following items (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Hardware revenue	$4,175	$4,285	$3,904	$8,557	$20,921	$5,946	$6,114	$4,707	$16,767
Billed travel	3,294	3,892	4,105	3,989	15,280	3,597	4,908	5,438	13,943

Total hardware and other revenue	$7,469	$8,177	$8,009	$12,546	$36,201	$9,543	$11,022	$10,145	$30,710

5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue	$(182)	$(150)	$(329)	$(63)	$(724)	$202	$696	$479	$1,377
Costs and expenses	(541)	(262)	(877)	(902)	(2,582)	(713)	73	522	(118)

Operating income	359	112	548	839	1,858	915	623	(43)	1,495
Foreign currency (losses) gains in other income	(179)	972	313	(445)	661	(516)	12	(415)	(919)

	$180	$1,084	$861	$394	$2,519	$399	$635	$(458)	$576

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Operating income	$440	$173	$733	$900	$2,246	$898	$505	$(171)	$1,232
Foreign currency (losses) gains in other income	4	931	204	3	1,142	(141)	(129)	191	(79)

Total impact of changes in the Indian Rupee	$444	$1,104	$937	$903	$3,388	$757	$376	$20	$1,153

6.	Other (loss) income includes the following components (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Interest income	$326	$271	$263	$307	$1,167	$267	$302	$349	$918
Foreign currency (losses) gains	(179)	972	313	(445)	661	(516)	12	(415)	(919)
Other non-operating (expense) income	4	—	(30)	20	(6)	16	(2)	11	25

Total other (loss) income	$151	$1,243	$546	$(118)	$1,822	$(233)	$312	$(55)	$24

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Stock options	$148	$11	$11	$20	$190	$—	$—	$—	$—
Restricted stock	1,759	2,122	1,198	2,056	7,135	2,274	2,396	2,297	6,967

Total equity-based compensation	1,907	2,133	1,209	2,076	7,325	2,274	2,396	2,297	6,967
Income tax provision	671	751	451	729	2,602	844	889	852	2,585

Net income	$1,236	$1,382	$758	$1,347	$4,723	$1,430	$1,507	$1,445	$4,382

Diluted earnings per share	$0.02	$0.02	$0.01	$0.02	$0.06	$0.02	$0.02	$0.02	$0.06
Diluted earnings per share - stock options	$0.00	$0.00	$0.00	$0.00	$0.00	$—	$—	$—	$—
Diluted earnings per share - restricted stock	$0.01	$0.02	$0.01	$0.02	$0.06	$0.02	$0.02	$0.02	$0.06

8.	Capital expenditures are as follows (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Capital expenditures	$598	$1,035	$1,568	$1,539	$4,740	$1,156	$2,424	$3,096	$6,676

9.	Stock Repurchase Activity (in thousands):

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Shares purchased under publicly-announced buy-back program	903	785	607	537	2,832	695	782	504	1,981
Shares withheld for taxes due upon vesting of restricted stock	281	1	13	5	300	235	1	10	246

Total shares purchased	1,184	786	620	542	3,132	930	783	514	2,227
Total cash paid for shares purchased under publicly-announced buy-back program	$15,929	$14,409	$13,533	$15,332	$59,203	$25,459	$25,090	$15,112	$65,661
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	4,545	19	280	152	4,996	7,720	36	289	8,045

Total cash paid for shares repurchased	$20,474	$14,428	$13,813	$15,484	$64,199	$33,179	$25,126	$15,401	$73,706